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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 15, 2003


                          GABELLI ASSET MANAGEMENT INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEW YORK                      1-14761                 13-4007862
       (STATE OR OTHER                 (COMMISSION             (IRS EMPLOYER
JURISDICTION OF INCORPORATION)         FILE NUMBER)          IDENTIFICATION NO.)

         ONE CORPORATE CENTER, RYE, NY                             10580
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (914) 921-3700


 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 Exhibit Number         Description
 --------------         -----------

      99.1              Press Release dated October 15, 2003


ITEM 9. REGULATION FD DISCLOSURE

     On October 15, 2003, Gabelli Asset Management Inc. announced that it would like to establish a history of paying dividends. A copy of the Company's press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished under this Item 9 in accordance with the provisions of Regulation FD (17 CFR Sections 243.100 et seq .).


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 15, 2003, Gabelli Asset Management Inc. announced that it expects to report earnings in line with analysts' estimates of $0.39 to $0.41 per diluted share for the third quarter. A copy of the Company's press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished under this Item 12.
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SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gabelli Asset Management Inc.

                                    By:  /s/    Michael R. Anastasio Jr.
                                        ----------------------------------------
                                        Michael R. Anastasio Jr.
                                        Chief Accounting Officer


Date:  October 15, 2003
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